Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
While we have not granted stock options in many years, when we approve a stock option grant, we do not “back-date” stock option pricing. We do not grant stock options or other than stock-based rights during the restricted periods established in our Award of Stock Rights Policy.

Award Timing Method	e do not “back-date” stock option pricing. We do not grant stock options or other than stock-based rights during the restricted periods established in our Award of Stock Rights Policy.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	do not “back-date”
MNPI Disclosure Timed for Compensation Value	false